SECURITY AGREEMENT
                            (INTELLECTUAL PROPERTY)

            THE UNDERSIGNED, SPORT MASKA INC. (the "Corporation"), a corporation continued and subsisting under the laws of the Province of New Brunswick, hereby enters into this Security Agreement, made effective as of the 1st day of April 1, 1997 in favour of The Chase Manhattan Bank (the "Agent") as collateral and security agent for the benefit of the lenders named in a credit agreement dated as of April 1, 1997 between SLM International, Inc., Maska U.S., Inc. and #1 Apparel, Inc., as borrowers (collectively, the "Borrowers"), the lenders named therein (hereinafter collectively referred to as the "Lenders") and the Agent (that credit agreement, as amended, restated or supplemented from time to time being referred to below as the "Credit Agreement");

            WHEREAS the Lenders have agreed to make certain credit facilities available to the Borrowers pursuant to the Credit Agreement on and subject to the terms and conditions thereof, including without limitation the condition precedent that this Agreement be entered into;

            AND WHEREAS the Corporation has entered into a guarantee dated as of April 1, 1997 in favour of the Agent in which the undersigned has guaranteed repayment of the indebtedness and liability of the Borrowers under the Credit Agreement on, and subject to, the terms and conditions thereof (that guarantee, as it may be amended, restated, or supplemented from time to time being referred to below as the "Guarantee") and has agreed to enter into this Agreement to secure repayment of its indebtedness and liability under the Guarantee, now or hereafter existing, absolute or contingent, joint or several together with all reasonable expenses (including legal fees and disbursements on a solicitor and his or her own client basis) incurred by the Agent or any of the Lenders and/or any agent or receiver or receiver/manager acting on behalf of the Agent or any of the Lenders in connection with the preparation, registration, enforcement of rights under or analysis of rights under the Guarantee and this Agreement from time to time (all of which present and future indebtedness, liabilities, obligations and expenses, together with all extensions and renewals thereof, are hereinafter collectively referred to as the "Indebtedness");

            NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Corporation agrees as follows:

1. Creation of Security Interest. As security for the complete and timely payment and satisfaction of all of the Indebtedness, the Corporation hereby grants to the Agent a security interest, and assigns, transfers and conveys to the Agent, and

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                                                                              2.


hypothecates in favour of the Agent (collectively, the "Security Interest"), with unfettered rights to power of sale, to the extent permitted by law or by the specific license agreements, if relevant, in and to all of the right, title and interest of the Corporation in and to all of its now existing and hereafter created or acquired:

      (a) computer programs, application software, hardware and/or software maintenance support agreements and all documentation relating thereto, licences of software, copyrights, patents and inventions, industrial designs, trade secrets, inventor certificates, statutory invention registrations and all know-how obtained, developed or used by the Corporation in connection with its business, including, without limitation the patents, industrial designs and software listed in Exhibit "A" attached hereto and hereby made a part hereof and (i) renewals or extensions thereof; (ii) all income, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof; (iii) the right to sue for past, present and future infringements thereof; and (iv) all rights corresponding thereto throughout the world (all of the foregoing computer programs, application software, hardware and/or software maintenance support agreements, licenses of software, copyrights, patents and inventions, industrial designs, trade secrets and know-how, and applications and registrations thereof, together with the items described in clauses (i) - (iv) of this subsection 1(a) are sometimes hereinafter collectively referred to as the "Patents/Designs/Copyrights");

      (b) trademarks, trademark registrations, trademark applications, trade names, business names, trade styles, logos, service marks, and all other forms of business identifiers, including, without limitation, the trademarks, trademark registrations, trademark applications, trade names, business names, trade styles, logos and all other forms of business identifiers listed on Exhibit "B" attached hereto and hereby made a part hereof, and (i) renewals or extensions thereof,
            (ii) all income, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and
            (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names and trade styles, and applications and registrations thereof, together with the items described in clauses (i)-(iv) of this subsection 1(b), are sometimes hereinafter referred to individually as a "Trademark", and, collectively, as the "Trademarks");

                                                                              3.


      (c) all license agreements with respect to any of the Trademarks or any Trademark or any application or registration therefor or any other trade name or trade style, between the Corporation and any other party, whether the Corporation is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit "C" attached hereto and hereby made a part hereof, and (i) renewals or extensions thereof, (ii) all income, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future breaches thereof, (iii) the right to sue for past, present and future breaches thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing license agreements and the rights of the Corporation thereunder, together with the items described in clauses (i)-(iv) of this subsection 1(c), are sometimes hereinafter referred to individually as a "License", and, collectively, as the "Licenses"); and

      (d) the goodwill of the business of the Corporation connected with and symbolized by any one or more of the Patents/Designs/Copyrights, Trademarks and Licences, and (i) all damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future depreciation thereof or injury thereto, (ii) the right to sue for past, present and future depreciation thereof or injury thereto, and (iii) all rights corresponding thereto throughout the world (the foregoing goodwill, together with the items described in clauses (i)-(iii) of this subsection 1(d), are referred to as the "Goodwill").

(The Patents/Designs/Copyrights, Trademark or Trademarks, License or Licenses and Goodwill referred to in subparagraphs 1(a), (b), (c) and (d) above are sometimes collectively referred to below as the "Collateral").

            The Corporation and the Agent agree that they have not agreed to postpone the time for attachment of the Security Interests granted hereby with respect to the Corporation's presently existing Collateral and that such Security Interests shall attach to the Collateral acquired after the date hereof as soon as the Corporation has rights in such Collateral. From time to time, at the request of the Agent, the Corporation shall make and do all acts and things and execute and deliver all documents, agreements and instruments as the Agent reasonably may request by notice in writing to the Corporation in order to create, preserve, perfect, validate or otherwise protect the Security Interests to enable the Agent to exercise and enforce its rights and remedies hereunder (except that nothing hereunder shall constitute a waiver of any rights available to the Corporation at law to the extent that such rights cannot be lawfully waived) and generally to carry out the provisions and purposes of this Agreement. The Agent agrees that it shall have no right to be

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                                                                              4.


assigned the title to any of the Collateral unless and until the Security Interest hereby constituted shall become enforceable as hereinafter provided.

            The amount of the hypothec referred to in this Section 1 is one hundred million dollars ($100,000,000.00) in lawful money of the United States of America with interest thereon from the date of this Agreement at the rate of twenty-five percent (25%) per annum.

2. (a) Warranties and Representations. Subject to paragraph 2(b) below, the Corporation warrants and represents to the Agent that:

      (i) all registrations, applications for registration, filings and notices thereof in respect of the Collateral, including all relevant renewals, have been duly and properly made, are in full force and effect and are not subject to dispute by any governmental authority or agency and all leases, licences and other agreements affecting any right, title or interest of the Corporation in any of the Collateral (collectively, the "Third Party Agreements") are in good standing;

      (ii) none of the Collateral has been adjudged invalid or unenforceable or has been cancelled, in whole or in part, and all such Collateral is presently subsisting, valid, in good standing and enforceable, with the exception of those set out in the Exhibits hereto and identified as "pending applications", "cancelled/expunged registrations", "abandoned applications" or "registrations no longer in name of the Corporation";

      (iii) the Corporation is the exclusive owner or in the case of licensed Collateral, the sole and exclusive licensee, of the entire and unencumbered right, title and interest in and to each of the Collateral (except as otherwise expressly described in the Exhibits hereto) free and clear of any liens, charges and encumbrances except for liens permitted under the Credit Agreement or otherwise approved by the Agent in writing (the "Permitted Encumbrances");

      (iv) the Collateral listed on Exhibits "A", "B" and "C", respectively, constitute all of the Patents/Designs/Copyrights, Trademarks and Licenses now owned by the Corporation;

      (v) the Corporation has adopted, used continuously and currently is using all of the Patents/Designs/Copyrights, Trademarks and Licences; all licensees of the Collateral (or all relevant portions thereof) from the Corporation as licensor have been licensed properly to use such Collateral and the Corporation has retained under license the direct or indirect control of the character or quality of the goods or services in

                                                                              5.


            connection with which use of such Collateral has been licensed by it; all use of such Collateral has been proper both in form and in relation to the goods or services in connection with which the Collateral is used by the Corporation or its licensees; and proper ownership notices have been used by the Corporation or its licensees;

      (vi) other than as set forth in Schedule 4.06(a) annexed to the Credit Agreement, the Corporation has no notice of any suits or actions commenced or threatened in respect of any of the Collateral, including, without limitation, any suits or actions which contain allegations respecting the validity, enforceability, infringement or ownership of any of the Collateral, including, without limitation, any of the Corporation's right, title and interest in the Collateral and no notice, or knowledge, of any person infringing any of the Collateral;

      (vii) the Corporation has the right to execute and deliver this Agreement and to perform its covenants and obligations hereunder;

     (viii) this Agreement is a valid, legal and binding obligation of the Corporation subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting creditors' rights and the discretion exercisable by Courts of competent jurisdiction in respect of the availability of equitable remedies; and

      (ix) nothing contained in this Agreement, the Guarantee or the Credit Agreement, including, without limitation, the granting of the Security Interest by the Corporation in favour of the Agent, constitutes a breach under any Third Party Agreement.

      (b) The foregoing representations and warranties shall be continuing representations and warranties which, for greater certainty, shall apply at the date hereof to all Collateral owned or licensed by the Corporation on the date hereof including, without limitation, the Collateral described in Exhibits "A", "B" and "C" hereto and shall be deemed to be given by the Corporation and to apply to all after acquired Collateral immediately upon the Corporation acquiring the same.

3. Covenants of the Corporation. The Corporation covenants and agrees that until the Indebtedness shall have been satisfied in full, the Corporation shall:

      (a) use the Trademarks only on goods of at least as high quality as the goods on which the Corporation or its predecessor used the goods as of the date hereof and maintain the quality of any and all products in connection with which the Trademarks and other Collateral is used, consistent with the quality of said products as of the date hereof;

                                                                              6.


      (b) take or cause to be undertaken all steps necessary to protect the Corporation's interest in and to maintain the Patents/Designs/Copyrights, Trademarks and Licenses and other Collateral in good standing, including without limitation, to pursue diligently all applications through to registration and to renew all registrations and pay all maintenance fees as applicable, as well as attending to the filing of all required documentation;

      (c) vigorously protect, preserve and maintain all of the Corporation's right, title and interest in the Collateral, including, without limitation, the prosecution and/or defence against any and all suits concerning validity, infringement, enforceability, ownership or other aspects affecting any of the Collateral (any expenses incurred in protecting, preserving and maintaining any of the Collateral shall be borne by the Corporation);

      (d) upon written request by the Agent, execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's Security Interest in the Collateral;

      (e) perform all covenants required under any Third Party Agreement including, inter alia, promptly paying all required fees, royalties and taxes to maintain each and every item of the Collateral in full force and effect;

      (f) if at any time or from time to time, before the Indebtedness shall have been satisfied in full, the Corporation (i) becomes aware of any existing Patents/Designs/Copyrights, Trademarks or Licenses of which the Corporation has not previously informed the Agent, (ii) obtains rights to any new Patents/Designs/Copyrights, Trademarks or Licenses, or (iii) becomes entitled to the benefit of any Patents/Designs/Copyrights, Trademarks, or Licenses not identified on any of Exhibits "A", "B" or "C", then the Corporation shall promptly notify the Agent and regardless of when the Corporation so notifies the Agent, Exhibits "A", "B" and "C" hereto, as applicable, automatically shall be modified and amended to include any such Patents/Designs/Copyrights, Trademarks and Licenses and the provisions of this Agreement automatically shall apply thereto;

      (g)   maintain up to date records regarding the Collateral;

      (h) provide the Agent with a written report on each anniversary of this Agreement regarding the status of all Patents/Designs/Copyrights, Trademarks and Licenses;

                                                                              7.


      (i) provide the Agent, upon request by the Agent from time to time, with a certificate of an officer of the Corporation certifying the compliance of the Corporation with this Agreement;

      (j) not sell, transfer, assign or dispose of its interest in, or grant any license or sublicense under any of the Patents/Designs/Copyrights or Trademarks or the Licenses or the Goodwill, or enter into any other agreement with respect to any of the Collateral, without the prior written consent of the Agent, which consent shall not be unreasonably withheld;

      (k) not abandon any right to file a trademark application or patent application, or abandon any pending trademark or patent application, or abandon any of the Patents/Designs/Copyrights, Trademarks, Licenses or Goodwill or any suits involving any of the Collateral, without the prior written consent of the Agent, which consent of the Agent shall not be unreasonably withheld;

      (l) not take any action, or permit any action to be taken by any person or persons subject to its control, including licensees, or fail to take any action, which would adversely affect the validity, enforceability or transferability (to the Agent or otherwise) of all or any of the Collateral; and

      (m) not create or permit to exist any mortgage, hypothec, pledge, charge, lien or other encumbrance upon the Collateral, other than the existing Permitted Encumbrances, except as expressly consented to in writing by the Agent.

4. Right of the Agent to Inspect. The Agent shall have the right, at any time and from time to time upon reasonable notice and upon such terms as are agreed to in advance by the Corporation and prior to payment in full of the Indebtedness and release and discharge by the Agent of the Guarantee and this Agreement and termination of the Commitments (as defined under the Credit Agreement) (collectively, the "Termination"), to inspect the premises of the Corporation and to examine the books, records and operations of the Corporation, including, without limitation, the quality control processes of the Corporation.

5. Term of Security Interest; Royalties. The term of the Security Interest granted herein shall continue until the Termination. The Corporation agrees that the assignment or transfer to and use by the Agent of all Collateral shall be worldwide and without any liability on the part of the Agent or any of the Lenders for royalties or other related charges from the Agent or any of the Lenders to the Corporation.

                                                                              8.


6. Expenses. All expenses incurred by or on behalf of the Agent or any of the Lenders in connection with the performance of any of the covenants and agreements set forth herein shall be borne by the Corporation in accordance with the Credit Agreement.

7. Duties of the Corporation. Until the Termination, the Corporation shall, at its own expense:

      (a) diligently prosecute any and all Patent/Designs/Copyrights and Trademark applications pending as of the date hereof or thereafter;

      (b) make application to register all Patent/Designs/Copyrights and Trademarks, as appropriate and to the extent commercially reasonable;

      (c) protect, preserve and maintain vigorously all of the right, title and interest of the Corporation in and to the Collateral, including, without limitation, the prosecution or defence of all suits concerning the validity, infringement, breach, enforceability, ownership or other aspects affecting any of the Collateral; and

      (d) ensure generally that the Collateral is and remains valid, in good standing and enforceable.

8. Default. Without prejudice to the right of the Agent to demand payment of all or any part of the Indebtedness hereby secured at any time or times, pursuant to the Guarantee, the Indebtedness shall, at the option of the Agent, become payable and the security hereby constituted shall become enforceable in each and every of the events following:

      (a) if the Corporation makes default in the observance or performance of any written agreement or undertaking heretofore or hereafter given by the Corporation to the Agent or the Lenders pursuant to or in connection with the Credit Agreement, whether contained herein or not;

      (b) if the Corporation makes default in payment of all or any portion of the Indebtedness when due whether the same is secured hereby or not;

      (c) if an order is made or a resolution passed for the winding-up of the Corporation, or if a petition is filed for the winding-up of the Corporation;

      (d) if the Corporation ceases or threatens to cease to carry on business or if the Corporation commits or threatens to commit any act of bankruptcy or if the Corporation becomes insolvent or makes an assignment or

                                                                              9.


            proposal in bankruptcy or gives notice of its intention to do so or makes a bulk sale of its assets or if a bankruptcy petition is filed or presented against the Corporation;

      (e) if any proceedings with respect to the Corporation are commenced under the Companies' Creditors Arrangement Act (Canada) or the Bankruptcy and Insolvency Act (Canada) or if the Corporation shall seek relief or consent to the filing of a petition against it under any law which involves any arrangement with or any compromise of any rights of any one or more creditors of the Corporation;

      (f) if an execution or any other process of any court becomes enforceable against the Corporation or if a distress or analogous process is levied upon the property of the Corporation or any part thereof;

      (g) if any sum which has been admitted as due by the Corporation or is not disputed to be due by it and which forms or is capable of being made a charge upon any of the Collateral in priority to the Security Interest created by this Agreement is unpaid;

      (h) if the Corporation shall default in the observance or performance of any material provision relating to any material indebtedness or liability of the Corporation to any creditor other than the Agent or the Lenders;

      (i) if any material licences, permits or approvals required by any law, regulation or governmental policy or any governmental agency or commission for the operation by the Corporation of its business shall be withdrawn or cancelled; or

      (j) if any representation or warranty made by the Company or any of its officers, employees or agents to the Agent shall be false or inaccurate in any material respect.

9. Waivers. No course of dealing between the Corporation and the Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder or under the Guarantee or the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The Agent may waive, in whole or in part, any breach of any provisions of this Agreement by the Corporation, any breach of any provisions of the Guarantee or the Credit Agreement or any of the rights and remedies of the Agent whether provided hereunder or otherwise, provided that no such waiver shall be considered to have been given unless given expressly in writing by the Agent to the Corporation. No

                                                                             10.


waiver given by the Agent in accordance with this Section 9 shall be construed as a waiver of any other or subsequent breach or default by the Corporation.

10. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction by a Court of competent jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

11. Modification. This Agreement cannot be altered, amended or modified in any way, or by any other document or instrument signed by each of the Corporation and the Agent.

12. Cumulative Remedies. All of the rights and remedies of the Agent with respect to the Collateral, whether established hereby or by the Guarantee or the Credit Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

13. Irrevocable Power of Attorney. The Corporation irrevocably constitutes and appoints the Agent and each of its authorized employees from time to time as the true and lawful attorney of the Corporation with full power of substitution in the name of the Corporation, with power after the security constituted hereby shall have become enforceable to:

      (a) endorse or sign the name of the Corporation on and execute and deliver all applications, registrations, recordings, reissues, continuations, continuations in part, term restorations and extensions thereof, documents, papers, agreements, assignments and instruments necessary or desirable for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the Collateral or any part thereof or otherwise regarding the Collateral, or any part thereof;

      (b) take any other actions with respect to the Collateral, or any part thereof, as the Agent deems to be in the best interest of the Agent or the Lenders, including without limitation, the realization or collection of all or any income, damages or payments related thereto;

      (c) grant or issue any exclusive or non-exclusive license or sublicense under or in respect of the Collateral, or any part thereof to anyone; or

      (d) assign, pledge, convey, sell, license, or otherwise transfer title in or dispose of the Collateral or any part thereof (or the right, title and

                                                                             11.


            interest of the Corporation therein) to anyone by private or public sale, lease or otherwise upon such terms and conditions as the Agent may determine as permitted by law and whether or not the Agent has taken possession of any of the Collateral.

The Corporation and the Agent acknowledge and agree that any disposition referred to in clause (d) in this Section 13 may be either a disposition of all or any of the Collateral and may be by way of public auction, public tender, private contract or otherwise as permitted by law. The Agent may sell or dispose of the Collateral for consideration payable by installments either with or without taking security for the payment of such installments and may make and deliver to any purchaser thereof good and sufficient assignment, documents or instruments and give receipts for the purchase money, and any such sale or disposition shall be a perpetual bar, both at law and in equity, against the Corporation and all those claiming an interest in and to the Collateral by, from, through or under the Corporation. The Corporation hereby ratifies all acts of any such attorney taken, done or caused to be taken or done in accordance with this Section 13. This power of attorney shall be irrevocable unless and until the Indebtedness shall have been paid in full and the Termination has occurred. Upon execution of this Agreement, the Corporation shall execute the power of attorney in the same or substantially the same form as set forth in Exhibit "D" to this Agreement.

14. Remedies. Whenever the Security Interest granted pursuant to this Agreement shall have become enforceable, and so long as it shall remain enforceable, the Agent may, in addition to all other rights and remedies available to it at law or in equity, proceed to realize upon such security and to enforce its rights by:

      (a) the appointment by instrument in writing of a receiver or receivers of the Collateral or any part thereof (which receiver or receivers may be any person or persons, whether an officer or officers or employee or employees of the Agent or not and the Agent may remove any receiver or receivers so appointed and appoint another or others in his, her or their stead);

      (b) proceedings in any court of competent jurisdiction for the appointment of a receiver or receivers or for sale of the Collateral or any part thereof;

      (c) any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity;

      (d) exercising all of the rights of the Corporation under all contracts, agreements or other instruments in writing relating to the Collateral as fully and effectually as if the Agent were the absolute owner thereof;

                                                                             12.


      (e) commencing legal proceedings for and on behalf of and in the name of the Agent and at the expense of the Corporation in order to enforce the rights of the Corporation under any contracts, agreements, or other instruments in writing which may relate to the Collateral; or

      (f) exercising any of the rights and/or remedies referred to in Section 13 hereof.

Any receiver or receivers appointed pursuant to this Section 14 shall have power to: (i) take possession of and to use the Collateral or any part thereof; (ii) borrow money required for the maintenance, preservation or protection of the Collateral or any part thereof or the carrying on of the business of the Corporation; (iii) further charge the Collateral in priority to the security interests of this Agreement as security for money so borrowed; and (iv) sell, lease or otherwise dispose of the whole or any part of the Collateral on such terms and conditions and in such manner as the receiver shall determine as permitted by law. The term "receiver" as used in this Agreement includes a receiver and manager. The Agent may file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, winding-up or other judicial proceedings relating to the Corporation. In addition, the Agent may use and possess the Collateral or any part thereof, free from all encumbrances, liens and charges (unless otherwise expressly provided for herein) without hindrance, interruption or denial of the same by the Corporation or by any other person or persons and may lease or sell the whole or any part or parts of the Collateral . Any sale hereunder may be made by public auction, by public tender or by private contract or as otherwise permitted by applicable law. Such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Agent acting in a commercially reasonable manner may seem advantageous. Such sale may take place whether or not the Agent has taken possession of the Collateral. No remedy for the realization of the Security Interest granted herein or for the enforcement of the rights of the Agent shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination.

15. Effect on Other Agreements. The Corporation acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Agent under the Guarantee or the Credit Agreement, or any other security granted by the Corporation to the Agent pursuant thereto, but rather is intended to facilitate the exercise of such rights and remedies. The Agent shall have, in addition to all other rights and remedies given to it by the terms of this Agreement, the Guarantee and the Credit Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Personal Property Security Act as enacted in any jurisdiction in which the Collateral may be located (including, without limitation, any of the hypothecary rights provided for under articles 2748 to 2794 of the Civil Code of Quebec).

                                                                             13.


16. Binding Effect; Benefits. This Agreement, receipt of a true copy of which is hereby acknowledged by the Corporation, shall be binding upon the Corporation and its respective successors and permitted assigns, and shall enure to the benefit of and be enforceable by the Agent, its successors, nominees and assigns. The Agent may, upon the terms provided in the Credit Agreement, assign, transfer and deliver to any transferee any or all of the Indebtedness secured by this Agreement or any security or any documents or instruments held by the Agent in respect thereof, including, without limitation, the Guarantee, provided that no such assignment, transfer or delivery shall release the Corporation from any of the Indebtedness secured by this Agreement and provided that on or before the completion of such assignment, transfer or delivery, any assignee, transferee or holder shall enter into an agreement with the Corporation to the effect that such assignee, transferee or holder agrees to be bound by and observe the provisions of this Agreement; and thereafter the Agent shall, to the extent provided in the Credit Agreement, be fully discharged from any and all further responsibility with respect to the Indebtedness, including without limitation all documents and instruments so assigned, transferred or delivered. Such transferee shall be vested with all powers and rights of the Agent under such security, documents or instruments but the Agent shall retain all rights and powers with respect to any such security, documents or instruments not so assigned, transferred or delivered. The Corporation shall not sell or assign its interest in, or grant any license or sublicense under the Collateral without the prior written consent of the Agent.

17. Release of Security Interest. Upon Termination, the Agent shall upon request in writing by the Corporation and at the expense of the Corporation execute and deliver to the Corporation all documents and instruments, and shall take such other actions, as may be necessary or proper to release the lien on and security interest in the Collateral, subject to any disposition thereof which may have been made by the Agent pursuant hereto.

18. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Province of New Brunswick and the federal laws of Canada applicable therein. The Corporation agrees that any lawsuit, action or proceeding arising out of or relating to this Agreement may be instituted in the Courts of New Brunswick and the Corporation hereby accepts and irrevocably submits to the non-exclusive jurisdiction of the said Courts and acknowledges their competence and agrees to be bound by any judgment thereof; provided that nothing herein shall limit the rights of the Agent to bring or initiate proceedings against the Corporation or any other person elsewhere.

19. Headings. Paragraph headings used herein are for convenience only and shall not modify nor interpret the provisions which they precede.

                                      14.


20. Further Assurances. The Corporation agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as the Agent reasonably may request from time to time in order to carry out the purpose of this Agreement and the covenants and agreements set forth herein.

21. Survival of Representations. All representations and warranties of the Corporation contained in this Agreement shall survive the execution and delivery of this Agreement and shall be remade on the date of each and every borrowing made by the Borrowers under the Credit Agreement.

22. Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

23. Inconsistencies. This Agreement is executed pursuant to the Guarantee and the Credit Agreement and is subject to the terms thereof. In the event of any contradiction between the terms hereof and the comparable terms of the Guarantee or the Credit Agreement, the terms of the Guarantee or the Credit Agreement shall prevail.

24. Selection of Language. It is the express wish of the Parties that this agreement and any related documents be drawn up and executed in English. Les parties conviennent que la presente convention et tous les documents s'y rattachant soient rediges et signes en anglais.

IN WITNESS WHEREOF, this Agreement has been executed by the Corporation, effective as of the date first written above.


                                   SPORT MASKA INC.

                                   By:       /s/ D. Bruce Randall
                                      ------------------------------------- c/s
                                      Name:  D. Bruce Randall
                                      Title: Secretary

                                   THE CHASE MANHATTAN BANK, as Agent for
                                   the Lenders

                                   By:       /s/ Daniel M. Tulloch
                                      ------------------------------------- c/s
                                      Name:  Daniel M. Tulloch
                                      Title: Vice President

                                   EXHIBIT "A"

                                SPORT MASKA INC.

                        REGISTERED PATENTS AND INDUSTRIAL
                             DESIGNS / APPLICATIONS


UNITED STATES

 Application Date                   Patent / Industrial Design
------------------    --------------------------------------------------------

  April 20,1982       Uniforms for Hockey Players
                      (REGISTRATION NO 4,325,148)

   May 31, 1983       Preformed Lining Component for Skate Boots
                      (REGISTRATION NO 4,385,456)

  June 13, 1989       Double knit fabric with holes therethrough and knitted
                      color bands
                      (REGISTRATION NO 4,838,045)

January 9, 1990       Double knit fabric with holes therethrough and knitted
                      color bands
                      (REGISTRATION NO 4,891,958)

  June 5, 1990        Hockey glove having lateral padded wart with split and
                      flexible insert
                      (REGISTRATION NO 4,930,162)

 July 17, 1990        Method of producing double knit fabric with holes
                      therethrough and knitted color bands
                      (REGISTRATION NO 4,941,331)

October 23, 1990      Method and apparatus for vacuum molding multi-layer
                      footwear
                      (REGISTRATION NO 4,964,229)

 March 19, 1991       Shin guard
                      (REGISTRATION NO 4,999,847)

 April 16, 1991       Chest protector
                      (REGISTRATION NO 5,007,108)

 March 10, 1992       Protective equipment having a rebound controlling insert
                      (REGISTRATION NO 5,093,931)

  June 7, 1994        Runner support for a skate
                      (REGISTRATION NO 5,318,310)

February 10, 1995     Protective sports glove
                      (Serial No 08/386,534)

December 26, 1995     Skate Toe Area Bumper
                      (Serial No 29/048,340)

December 26, 1995     Boot Design for an In-line Skate
                      (Serial No 29/048,341)

December 26, 1995     Chassis Design for In-line Skates
                      (Serial No 29/048,347)

UNITED STATES

 Application Date                   Patent / Industrial Design
------------------    --------------------------------------------------------

December 26, 1995     Heel Wedge Design for a skate
                      (Serial No 29/048,339)

November 22, 1996     Boot Design for a Skate
                      (Serial No 29/062,739)

November 22, 1996     Tongue Insert Design for a Boot
                      (Serial No 29/062,711)

November 22, 1996     Outsole Design for a Boot
                      (Serial No 29/062,738)

November 22, 1996     Tongue Design for a Boot
                      (Serial No 29/062,746)

November 22, 1996     Tongue Design for a Boot
                      (Serial No 29/062,747)

December 12, 1996     Protective Pants
                      (Serial No. 29/063,685)

 January 16, 1997     Outsole Design for a Boot Having an Insert
                      (Serial No. 29/064,971)

 January 24, 1997     Skate Boot Having an Outsole with a Rigid Insert
                      (Serial No. 08/787,304)


AUSTRALIA

 Application Date                   Patent / Industrial Design
------------------    --------------------------------------------------------

 August 27, 1993      Runner Support for a skate (Serial No: 49381/93). (This
                      patent was applied for in Australia by PCT patent Serial
                      No: PCT/CA93/00350)


CANADA

 Application Date                   Patent / Industrial Design
------------------    --------------------------------------------------------

  July 12, 1983       Uniforms for Ice Hockey Players
                      (REGISTRATION NO 1,149,554)

 August 28, 1984      Uniforms for Ice Hockey Players
                      (REGISTRATION NO 1,173,203)

  June 28, 1983       Preformed lining component for skate boots
                      (REGISTRATION NO 1,148,738)

December 28, 1988     Double Knit fabric with holes througbout and knitted color bands
                      (REGISTRATION NO 1,247,393)

CANADA

 Application Date                   Patent / Industrial Design
------------------   --------------------------------------------------------

December 28, 1988    Method of producing double knit fabric with holes
                     throughout and knitted color bands
                     (REGISTRATION NO 1,247,392)

  July 14, 1989      Method and apparatus for vacuum molding multi-layer
                     footwear
                     (REGISTRATION NO 1,318,502)

September 12, 1989   Hockey glove having lateral padded wart with split and
                     flexible insert
                     (REGISTRATION NO 1,272,352)

 August 28, 1990     Chest protector
                     (Serial No 2,065,327)

 August 29, 1990     Shin guard
                     (Serial No 2,024,251)

  July 20, 1990      Protective equipment having a rebound controlling insert
                     (Serial No 2,063,814)

October 19, 1990     Protective rim configuration for hard-shelled safety helmet
                     (REGISTRATION NO 2,067,739)

January 26,1993      Runner support for a skate
                     (Serial No 2,088,077)

February 2, 1995     Protective sports glove
                     (Serial No 2,141,702)

  June 26, 1996      Toe Area Bumper for Skate
                     (Serial No 1996 - 1467 Industrial Design)

  June 26, 1996      Skate Boot
                     (Serial No 1996 - 1468 Industrial Design)

  June 26, 1996      Wheel Support for In-line Skates
                     (Serial No 1996 - 1469 Industrial Design)

  June 26, 1996      Heel Wedge Design for Skate
                     (Serial No 1996- 1466 Industrial Design)


CZECH REPUBLIC

 Application Date                   Patent / Industrial Design
------------------   --------------------------------------------------------

 August 27, 1993     Runner support for a skate
                     (Serial No PV 522-95)
                     (This patent was applied for in the Czech Republic by PCT patent Serial No PCT/CA93/00350)

EUROPEAN PATENT

 Application Date                   Patent / Industrial Design
------------------   --------------------------------------------------------

 February 5, 1990    Method and apparatus for vacuum molding
                     multi-layer footwear
                     (REGISTRATION NO 391,752)
                     Runner support for a skate
                     (Serial No 93 918 832.2)


   FINLAND

 Application Date                   Patent / Industrial Design
------------------   --------------------------------------------------------

  February 2, 1990   Method and apparatus for vacuum molding
                     multi-layer footwear
                     (REGISTRATION NO 92,011)

  August 27, 1993    Runner support for a skate (Serial No 950867). (This patent was applied for in Finland by PCT patent Serial No
                     PCT/CA93/00350)


   JAPAN

 Application Date                   Patent / Industrial Design
------------------   --------------------------------------------------------

 August 27, 1993     Runner support for a skate (Serial No 506,709/94). This
                     patent was applied for in Japan by PCT patent Serial No
                     PCT/CA93/00350)


   NORWAY

 Application Date                   Patent / Industrial Design
------------------   --------------------------------------------------------

 February 2, 1990    Method and apparatus for vacuum molding multi-layer
                     footwear (REGISTRATION NO 175,801)


   PCT PATENT

 Application Date                   Patent / Industrial Design
------------------   --------------------------------------------------------

  August 27, 1993    Runner support for a skate (Serial No PCT/CA93/OO350)


   SWEDEN

 Application Date                   Patent / Industrial Design
------------------   --------------------------------------------------------

September 13, 1982   Hockey helmet (REGISTRATION NO 452,412)

                                   EXHIBIT "B"


                                SPORT MASKA INC.
                     REGISTERED TRADE-MARKS -- APPLICATIONS


                             UNITED STATES / CANADA

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
ACUFLEX                                Canada              405,109      TMA 228,153       Ice hockey sticks.
AIR KNIT                               Canada              572,109      TMA 339,498       Hockey and baseball jerseys.
AIR KNIT                                U.S.            73/644,425      1,552,007         Sweaters for hockey, baseball, ringuette,
                                                                                          rugby and broomball.
ARMORLITE                              Canada              290,330      TMA 145,520       Hockey protective equipment; chin and knee
                                                                                          guards, gloves and shoulder pads.
ARRESTER                               Canada              744,875                        In-line skate brakes.
ARRESTER                                U.S.            74/480,370                        In-line skate brakes.
Back of skate design (#5)              Canada              573,667      TMA 335,064       Skates.
Back of skate design (#5)               U.s.            73/658,870      1,518,093         Ice Skates.
Back of skate design (#17)             Canada              652,193                        Skates.
CHAMPION                               Canada              158,777      TMDA056,266       Ice skates; hockey sticks, pucks, tennis
                                                                                          rackets and badminton rackets.
CLASSIC                                Canada              624,556                        Sports apparel, hockey protective
                                                                                          equipment
COBRA                                   U.S.            74/415,188      1,902,205         In-line roller skates.
CONCORDE                               Canada              732,972      TMA 432,525       In-line roller skates.
CONCORDE                                U.S.            74/415,179                        In-line roller skates.
CORSAIR                                Canada              732,969      TMA 432,523       In-line roller skates.
CORSAIR                                 U.S.            74/415,178      1,873,342         In-line roller skates.
CYCLONE                                Canada              509,947      TMA 294,472       Ice skates.
DUOPRO                                 Canada              473,265      TMA 274,326       Vests (jerseys).
DUOPRO; Design (#10)                   Canada              473,648      TMA 277,412       Vests (jerseys).

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
DURA TAN                               Canada              609,152      TMA 353,060       Treated leather used inside of skates.
DYNASTEEL                              Canada                           TMA 326,316       Ice Skate blades.
DYNO MAX                               Canada              465,204      TMA 269,379       Ice hockey skates.
EAGLE                                  Canada              732,967      TMA 432,521       In-line roller skates.
EAGLE                                   U.S.            74/415,190      1,924,720         In-line roller skates.
ELEGANCE                               Canada              529,570      TMA 310,931       Skates.
EXPRESSIONS                            Canada              529,569      TMA 307,477       Skates.
FALCON                                 Canada              732,971                        In-line roller skates.
FALCON                                  U.S.            74/415,189                        In-line roller skates.
FAST FORWARD                           Canada              735,370                        In-line roller skates.
FLEXWART                               Canada              624,557      TMA 363,814       Hockey gloves.
GARA                                    U.S.             1,690,343      1,690,343         Protective sports crash helmets.
GCK                                    Canada              439,217      TMA 261,202       Hockey jerseys and socks, football, soccer
                                                                                          and baseball jerseys.
GCK & Design                           Canada              322,971      TMA 174,681       Jerseys and vests.
GCK & Design                           Canada              404,670      TMA 229,051       Hockey jerseys and socks, football, soccer
                                                                                          and baseball jerseys.
GRIPTITE                               Canada              640,424      TMA 379,694       Lining for ice skates.
HELL LACE                              Canada              616,290      TMA 390,056       Ice Skates.
Heel wedge design (#16)                Canada              651,813      TMA 400,728       Skates.
Heel wedge design (#16)                 U.S.            74/467,943                        Skates.
Hockey helmet design (#22)             Canada              717,150                        Hockey helmet.
Hockey player design (#14)             Canada              621,220      TMA 364,289       Jerseys.
ICE QUEEN                              Canada              489,659      TMA 299,940       Ice skates.
IMPERIAL                               Canada              511,601      TMA 302,320       Skates.
IMPERIAL & Design (#11)                Canada              158,771      TMDA56111         Hockey sticks.
INTRUDER                               Canada              732,962      TMA 432,518       In-line roller skates.

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
INTRUDER                                U.S.            74/415,186      1,899,995         In-line roller skates.
Irregular design (#4)                  Canada              589,579      TMA 346,635       Skates.
Irregular design (#4)                  Canada              589,580      TMA 346,636       Skates.
Lateral window design (#6)             Canada              622,189      TMA 365,552       Ice skates.
Lateral window design (#6)              U.S.            73/833,925                        Ice skates.
MASKA                                  Canada              387,837      TMA 277,946       Jerseys, hockey jerseys.
MASKA                                   U.S.            73/183,066      1,159,225         Sports clothing, namely, shorts, pants,
                                                                                          shirts, sweaters, socks, warm-up and
                                                                                          practice suits.
MK & DESIGN                            Canada                           TMA 236,679       Ice skates.
MK & DESIGN                            Canada                           TMA 237,887       Ice skates.
MUSTANG                                Canada              621,028      TMA 360,366       Skates.
MUSTANG                                 U.S.            73/782,809      1,592,164         Ice skates.
NTR & Design (#24)                     Canada              708,565      TMA 423,731       Roller skates and clothing.
NTR & Design (#24)                      U.S.            74/348,290                        Roller skates and in-line skates.
NYLITE                                  U.S.            73/031,568      1,043,627         Ice skates.
ORBIT                                  Canada              380,309      TMA 210,775       Ice skates and Inner boots.
ORBIT                                   U.S.            73/050,420      1,056,153         Hockey skates and figure skates.
ORBIT SUPER COMP                       Canada              500,756      TMA 288,359       Hockey skates and figure skates.
ORBIT SUPER PRO                        Canada              477,940      TMA 273,021       Skates.
Oval design (#3)                       Canada              589,576      TMA 357,581       Skates.
Oval design (#3)                       Canada              589,578      TMA 346,634       Skates.
Oval on skate tongue design (#25)      Canada              751,218                        Skates.
PASTIME                                Canada              082,200      TMDA19859         Ice Skates and Blades.
PLEINE PUISSANCE                       Canada              711,178      TMA 415,836       Ice skates; advertisement campaign for ice
                                                                                          skates.
POWERLINE                              Canada              627,075      TMA 374,817       Hockey equipment.
PRO 1                                  Canada              494,685      TMA 286,676       Skates.

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
PRO-GARD                               Canada              263,497      TMA 124,604       Heel protectors for skates, gloves,
                                                                                          helmets, chin guards and mouth guards.
PRO-GARD                                U.S.            72/128,248      738,975           Heel protectors for skates, gauntlets,
                                                                                          helmets and body protective equiptment.
PROLITE                                Canada              163,620      UCA 02346         Ice skates, protective hockey equipment,
                                                                                          hockey gloves.
PROLITE                                 U.S.            71/698,770      637,101           Ice skates, bicycles and hockey sticks.
PROLITE II                             Canada              453,584      TMA 260,127       Steel blades for ice skates.
PROPAC                                 Canada              458,735      TMA 268,301       Body protectors for ice hockey.
PRO-PAC                                 U.S.            74/430,885                        Body protectors.
PROWLER                                Canada              732,968      TMA 432,522       In-line roller skates.
PROWLER                                 U.S.            74/415,176      1,871,999         In-line roller skates.
RAPIDE                                 Canada              379,991      TMA 214,942       Skating boots.
Rectangle tongue design (#15)          Canada              651,814                        Skates.
REVOLVER                               Canada              740,168      TMA 434,561       In-line roller skates and chassis.
REVOLVER                                U.S.            74/454,126                        In-line roller skates and chassis.
ROLLERMAN                              Canada              768,455                        Clothing.
ROLLERMAN                               U.S.            74/595,665                        Clothing.
Rollerman & Design                     Canada              781,431                        Clothing.
Rollerman & Design                     Canada              781,430                        Clothing.
Rollerman & Design                     Canada              781,429                        Clothing.
Rollerman & Design                      U.S.             2,037,755                        Clothing.
Rollerman & Design                      U.S.             2,037,754                        Clothing.
Rollerman & Design                      U.S.            74,667,475                        Clothing.
Roller skater design (#31)             Canada              708,639      TMA 440,812       In-line roller skates and protective
                                                                                          equipment.
Roller skater design (#31)              U.S.            74/348,380                        In-line roller skates and protective
                                                                                          equipment.
Shield design (#1)                     Canada              589,573      TMA 345,475        Skates.
Shield design (#1)                     Canada              589,575      TMA 345,476        Skates.

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
Shield design (#2)                     Canada              589,504      TMA 353,527       Skates.
Shield design (#2)                     Canada              589,574      TMA 357,580       Skates.
SILHOUETTE                             Canada              465,584      TMA 269,382       Ladies figure skates.
SILHOUETTE                             Canada              531,848      TMA 313,161       Skates.
SKATE ON THE WILD SIDE                 Canada              757,340                        In-line roller skates.
SKATE ON THE WILD SIDE                  U.S.            74/541,022                        In-line roller skates.
SKYHAWK                                Canada              732,966      TMA 441,394       In-line roller skates.
SKYHAWK                                 U.S.            74/415,187                        In-line roller skates.
SL 5000                                Canada                           TMA 326,315       Ice Skate blades and guards.
SLM                                    Canada                           TMA 215,566       Ice Skate blades.
SLM                                    Canada                           TMA 262,331       Core-caps for the newspaper print
                                                                                          industry, toe caps for safety shoes.
SLM & Design                           Canada                           TMA 361,133       Ice Skates, sledges, snow discs,
                                                                                          children's skis and poles, shovels;
                                                                                          mechanic creepers.
SLM                                    Canada                           TMA 263,523       Ice Skate blades.
SLM & DESIGN                            U.S.                            1,584,533         Sporting Goods.
SPORT TACKS                            Canada              543,903      TMA 314,832       Skates.
STARFIGHTER                            Canada              732,970      TMA 432,524       In-line roller skates.
STARFIGHTTR                             U.S.            74/415,184      1,873,343         In-line roller skates.
SUPERFIL                               Canada              403,220      TMA 241,265       Jerseys.
SUPER LINE design (#19)                Canada              652,220      TMA 414,320       Protective hockey equipment.
SUPER TACKS                            Canada              411,737      TMA 230,793       Skating boots and skiing outfits, namely,
                                                                                          skating boots and skates.
SUPRA                                  Canada              538,758      TMA 359,918       Hockey equipment, namely, hockey pants,
                                                                                          elbow pads, shoulder pads, leg protectors
                                                                                          and hockey gloves.
SUPRA                                   U.S.            74/596,851                        Hockey pants, elbow pads, shoulder pads,
                                                                                          leg protectors and hockey gloves.

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
SUPRA                                  Canada              769,189                        Hockey equipment, namely ice hockey
                                                                                          sticks, in-line hockey sticks, street
                                                                                          hockey sticks and their components.
SUPRA                                   U.S.            74/595,663                        Hockey equipment, namely ice hockey
                                                                                          sticks, in-line hockey sticks, street
                                                                                          hockey sticks and their components.
T Design (#20)                         Canada              655,330      TMA 389,383       Hockey skates.
T Design (#21)                         Canada              655,334      TMA 384,713       Hockey skates.
TACKABERRY                             Canada              189,763      UCA 23338         Boots and shoes and skates and skating
                                                                                          boots.
TACKABERRY                              U.S.            75/207,841                        Skating boots and skating sets comprising
                                                                                          skates and boots.
TACKS                                  Canada              307,832      TMA 161,826       Skates.
TACKS                                   U.S.            72/379,341      934,407           Combined skating boots and skates.
TACKS DESIGN (#12)                     Canada              589,505      TMA 345,223       Skates.
TACKSACK                               Canada              624,467      TMA 363,413       Skate molds.
TACKSACK                                U.S.            73/796,465      1,665,650         Skate fitting system.
TALON                                  Canada              732,965      TMA 432,520       In-line roller skates.
TALON                                   U.S.            74/415,182                        In-line roller skates.
TEMPO                                   U.S.            74/185,788      1,735,015         Protective sports crash helmets and body
                                                                                          pads.
TOMCAT                                 Canada              732,963      TMA 432,519       In-line roller skates.
TOMCAT                                  U.S.            74/415,183                        In-line roller skates.
TPP                                    Canada              458,739      TMA 276,596       Hockey equipment.
TURN ON THE POWER                      Canada              711,176      TMA 415,526       Ice skates.
Two lines on glove design (#17)        Canada              505,395      TMA 296,361       Hockey gloves.
ULTRA PAC                              Canada              479,249      TMA 312,225       Hockey equipment.
ULTRA TACKS                            Canada              497,248      TMA 306,794       Skates.
ULTRAFIL                               Canada              447,279      TMA 273,539       Jerseys, hockey jerseys.
VAKUTACK                                U.S.            73/782,212      1,601,040         Ice skates.

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
VAKUTACK                               Canada              619,217      TMA 360,783       Ice skates.
VOYAGEUR                               Canada              511,600      TMA 313,101       Skates.

                                FOREIGN COUNTRIES

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
PROLITE                               Australia                         B281,916          Hockey equipment including ice hockey
                                                                                          equipment.
TACKS                                 Australia                         A281,915          Hockey equipment.
------------------------------------------------------------------------------------------------------------------------------------
TACKS                                  Austria                          65,301            Bicycles and accessories, rowing machines;
                                                                                          skates, protective equipment, pucks,
                                                                                          roller skates, tennis and badminton
                                                                                          racquets, hockey sticks, gym equipment.
TACKS                                  Austria                          132,454
PROLITE                                Austria                          64,821            Hockey equipment.
TACKABERRY                             Austria                          64,882            Bicycles and accessories, rowing machines;
                                                                                          skates, protective equipment, pucks,
                                                                                          roller skates, tennis and badminton
                                                                                          racquets, hockey sticks, gym equipment.
------------------------------------------------------------------------------------------------------------------------------------
ORBIT                                  Benelux            352.017                         Hockey skates and figure skates.
PROLITE                                Benelux                          1719              Protective helmets, bicycles and
                                                                                          accessories, skates, protective equipment,
                                                                                          tennis and badminton racquets,
                                                                                          exercise machines.
TACKABERRY                             Benelux                          1830              Protective helmets, bicycles and
                                                                                          accessories, skates, protective equipment,
                                                                                          tennis and badminton racquets, exercise
                                                                                          machines.
TACKS                                  Benelux                          1950              Bicycles and accessories, ice skates,
                                                                                          exercise machines.
------------------------------------------------------------------------------------------------------------------------------------
TACKABERRY                             Finland                          58,817            Hockey skates and figure skates.
TACKS                                  Finland                          59,307            Sporting and gymnasium equipment, sport
                                                                                          shoes.
PROLITE II                             Finland                          84,042            Skate blades.
PROLITE                                Finland                          59,111            Hockey equipment.

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
PROPAC                                 Finland                          84,431
------------------------------------------------------------------------------------------------------------------------------------
ORBIT                                  France                           1,469,749         Hockey skates and figure skates.
TACKS                                  France                           1,524,859         Sporting and gymnasium equipment,
                                                                                          bicycles, sport shoes.
PROLITE                                France                           1,524,860         Sporting and gymnasium articles, bicycles
                                                                                          and accessories.
PROLITE II                             France                           1,622,043         Skate blades.
TACKABERRY                             France                           1,524,858         Sporting and gymnasium articles, bicycles
                                                                                          and accessories.
------------------------------------------------------------------------------------------------------------------------------------
Back of Skate Design                   Germany                          2,093,858         Hockey skates.
PROLITE                                Germany                          872,209           Bicycles; skates, protective equipment,
                                                                                          tennis and badminton racquets, hockey
                                                                                          sticks, baseball bats, skis, helmets,
                                                                                          training machines; separate for hockey and
                                                                                          other play racquets.
PROLITE II                             Germany                          1,019,726         Skate blades.
TACKABERRY                             Germany                          872,210           Bicycles; skates, protective equipment,
                                                                                          tennis and badminton racquets, hockey
                                                                                          sticks, baseball bats, skis, helmets,
                                                                                          training machines; separate for hockey and
                                                                                          other play racquets.
TACKS                                  Germany                          907,230           Sporting and gymnasium equipment, sport
                                                                                          shoes.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE II                             Italy                            488,108           Skate blades.
PROLITE                                Italy                            249,656           Ice skates, protective equipment, helmets,
                                                                                          exercise machines, racquets.
TACKABERRY                             Italy                            249,889           Ice skates, protective equipment, helmets,
                                                                                          exercise machines, racquets.
TACKS                                  Italy                            249,890           Ice skates, protective equipment, helmets,
                                                                                          exercise machines, racquets.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE II                             Japan                            2,206,714         Steel blades for ice skates and all other
                                                                                          goods included in this class.
PROLITE                                Japan                            910,500           Ice skates and hockey equipment.

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
PROPAC                                    Japan                         2,009,783         Hockey equipment.
TACKS                                     Japan                         910,502           Ice skates and hockey equipment.
PRO-GARD                                  Japan                         604,462           Hockey equipment.
------------------------------------------------------------------------------------------------------------------------------------
TACKS                                  New Zealand                      109,079           Hockey equipment, ice skates and ice
                                                                                          skating sets, being ice skates fitted to
                                                                                          skating boots.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE                                  Norway                         81,590            Skates, protective equipment, hockey
                                                                                          sticks, exercise machines.
TACKABERRY                               Norway                         81,589            Skates, protective equipment, hockey
                                                                                          sticks, exercise machines.
TACKS                                    Norway                         81,588            Skates, protective equipment, bicycles
                                                                                          and accessories, hockey sticks, helmets,
                                                                                          exercise machines.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE II                            Slovak Republic                   165,662           Steel blades for ice skates.
PROLITE                               Slovak Republic                   165,154           Hockey equipment.
------------------------------------------------------------------------------------------------------------------------------------
ORBIT                                    Sweden                         165,113
TACKABERRY                               Sweden                         130,549           Games and playthings; gymnastic and
                                                                                          sporting articles (except clothing),
                                                                                          ornaments and decorations for
                                                                                          Christmas trees.
TACKS                                    Sweden                         130,665           Games and playthings, gymnastic and
                                                                                          sporting articles (except clothing),
                                                                                          ornaments and decorations for
                                                                                          Christmas trees.
PROLITE II                               Sweden                         177,561
PROPAC                                   Sweden                         177,778
PROLITE                                  Sweden                         101,307
PROLITE                                  Sweden                         142,044
PROGARD                                  Sweden                         106,509
PROGARD                                  Sweden                         193,703
------------------------------------------------------------------------------------------------------------------------------------
PRO-GARD & DESIGN                      Switzerland                      379,340           Hockey gloves.
PROLITE                                Switzerland                      374,833           Skates, protective equipment, exercise
                                                                                          equipment, racquets, bicycles.

      TRADEMARK                        COUNTRY          SERIAL NO         REG. NO                         WARES
--------------------------------  -----------------  ---------------  ---------------  ---------------------------------------------
PROLITE II                           Switzerland                          309,554           Skate blades.
TACKABERRY                           Switzerland                          374,483           Exercise and sports equipment; skates,
                                                                                            sticks, protective equipment, bicycles,
                                                                                            racquets.
TACKS                                Switzerland                          874,834           Exercise and sports equipment; skates,
                                                                                            bicycles and accessories, sports
                                                                                            clothing, protective equipment.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE                                  U.K.                             924,501           Ice skates, ice skating sets, being
                                                                                            ice skates fitted to skating boots.
PROUTE II                                U.K.                             1,143,595         Ice skates and parts and fittings
                                                                                            therefor.
TACKABERRY                               U.K.                             924,503
TACKS                                    U.K.                             924,502           Ice skates and ice skating sets, being
                                                                                            ice skates fitted to skating boots.
------------------------------------------------------------------------------------------------------------------------------------

                                SUPPLEMENTAL LIST

                                SPORT MASKA INC.
                      REGISTERED TRADEMARKS - APPLICATIONS

CANADA
       TRADEMARK                                       SERIAL NO                      WARES
---------------------------------------------------  ---------------  -----------------------------------------
DRYLAND                                                   819,172      In-line, street & roller hockey
                                                                       equipment & apparel.
DRYLAND & SKULL DESIGN                                    819,173      In-line, street & roller hockey
                                                                       equipment & apparel.

UNITED STATES
       TRADEMARK                                       SERIAL NO                      WARES
---------------------------------------------------  ---------------  -----------------------------------------
THE HOCKEY COMPANY                                     75/015,219      Ice, street & roller hockey equipment,
                                                                       accessories & clothing.
YA WANNA GO                                            75/035,669      Clothing in Class 25.
DRYLAND                                                75/138,305      In-line, street & roller hockey
                                                                       equipment & apparel.

       TRADEMARK                                       SERIAL NO                      WARES
---------------------------------------------------  ---------------  -----------------------------------------
DRYLAND & SKULL DESIGN                                 75/069,210      In-line, street & roller hockey
                                                                       equipment & apparel.
DES                                                    75/148,937      In-line skates.
DYNAMIC ENERGY SYSTEM                                  75/148,938      In-line skates.
ACTIVE VENTILATION                                     75/147,985      In-line skates.
TECHNOLOGY
AVT                                                    75/147,986      In-line skates.
ES                                                     75/197,104      In-line skates.
ES & DESIGN                                            75/197,105      In-line skates.
DST                                                    75/219,014      Hockey skates.

                                  EXHIBIT "C"
                                  -----------


                               LICENSE AGREEMENTS

                                   EXHIBIT "D"
                                   -----------


                          IRREVOCABLE POWER OF ATTORNEY
                         REGARDING INTELLECTUAL PROPERTY
                         -------------------------------


The undersigned, SPORT MASKA INC., a corporation duly continued, organized and existing under the laws of the Province of New Brunswick, having its office and principal place of business at 7405 Trans Canada Highway, Suite 300, St-Laurent, Quebec (hereinafter referred to as the "Grantor"), hereby irrevocably constitutes and appoints The Chase Manhattan Bank (the "Bank") and its successors and permitted assigns, and each of their respective directors, officers, employees, agents and representatives, as the true and lawful attorney of the Grantor with full power of substitution in the name of the Grantor for the following purposes:

1. To do any and all such acts and things and to endorse or sign the name of the Grantor and execute and deliver all applications, registrations, recordings, reissues, continuations, continuations in part, term restorations and extensions thereof, documents, papers, agreements, assignments and instruments as the Bank in its sole discretion, considers necessary or desirable for the purpose of recording, registering and filing with or accomplishing any other formality with respect to the Collateral (as defined in the Security Agreement hereinafter mentioned), or any part thereof, in the Canadian Intellectual Property Office, the United States Patent and Trademark Office or any other governmental office, bureau or agency dealing with intellectual property rights or otherwise regarding the Collateral or any part thereof or accomplishing any other formality with respect to carrying out the provisions and purposes of the security agreement dated as of April 1, 1997 made between the Grantor and the Bank (the "Security Agreement") a copy of which is attached hereto as Schedule "A" and any other security with respect to all or any part of the Collateral granted by the Grantor in favour of the Bank, or its assigns, including a hypothec bearing a formal date of April 1, 1997 (collectively, the "Other Security") or to take any other action with respect to the Collateral or any part thereof or to exercise any of its rights and remedies under the Security Agreement or under the Other Security, and to do all acts or things necessary or desirable to grant or issue any exclusive or non-exclusive licence or sub-licence under or in respect of the Collateral, or any part thereof, to anyone or to transfer, assign, pledge, convey, sell, license or otherwise transfer, take in or dispose of all rights, title and interest of the Grantor in and to the Collateral or any parts thereof to any person or persons by private or public sale, lease or otherwise, upon such terms and conditions as the Bank may determine best, otherwise in compliance with applicable law, and whether or not the Bank has taken possession of the

                                                                              2.

     Collateral or to otherwise realize on the Collateral in any manner contemplated in the Security Agreement or in the Other Security or to realize or collect all or any income, damages, payments or proceeds related thereto; and

2. To do or take any step appropriate for the preservation or protection of any or all of the Collateral for the benefit of the Bank.

The Grantor hereby acknowledges and ratifies all acts accomplished in connection herewith. Capitalized terms used herein and not otherwise defined herein shall have their respective meanings as defined in the Security Agreement . This power of attorney is made pursuant to the Security Agreement and will take effect solely in the event or upon the occurrence of a Default under the Security Agreement and this power of attorney is coupled with an interest and may not be revoked until the payment or performance in full of all Indebtedness (as that term is defined in the Security Agreement) owing to the Bank or the Lenders.

This Power of Attorney shall be governed by the laws of the Province of New Brunswick and the federal laws of Canada applicable therein.


DATED as of this 1st day of April, 1997.


                                   SPORT MASKA INC.


                                   Per:                                    c/s
                                         ---------------------------------

                                         Name:    D. Bruce Randall
                                         Title:   Secretary